The American Funds Group/R/

AMERICAN BALANCED FUND
Annual Report for the Year Ended December 31, 2000

[4 photographs of the same tree - one taken in spring, one in summer, one in fall, and one in winter; these 4 photographs are superimposed over one giant tree leaf]


AMERICAN BALANCED FUND/R/ is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

American Balanced Fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities. It is managed as though it constituted the complete investment program of the prudent investor.

[begin chart]
AMERICAN BALANCED FUND RESULTS
OVER THE PAST 25 YEARS*
(Annual returns through December 31, 2000)

           VALUE OF PRINCIPAL               INCOME RETURN                 TOTAL RETURN**

1976       +20.0%                           +6.0%                         +26.0%

1977       - 4.5                            +5.2                          + 0.7

1978       + 0.6                            +5.6                          + 6.2

1979       + 1.6                            +6.0                          + 7.6

1980       + 7.1                            +7.3                          +14.4

1981       - 3.5                            +7.9                          + 4.4

1982       +20.8                            +8.6                          +29.4

1983       + 8.4                            +7.7                          +16.1

1984       + 2.2                            +7.2                          + 9.4

1985       +22.3                            +6.8                          +29.1

1986       +10.9                            +6.0                          +16.9

1987       - 2.4                            +6.4                          + 4.0

1988       + 6.6                            +6.3                          +12.9

1989       +15.0                            +6.5                          +21.5

1990       - 7.3                            +5.7                          - 1.6

1991       +18.6                            +6.1                          +24.7

1992       + 4.4                            +5.1                          + 9.5

1993       + 6.3                            +5.0                          +11.3

1994       - 4.2                            +4.5                          + 0.3

1995       +22.4                            +4.7                          +27.1

1996       + 9.2                            +4.0                          +13.2

1997       +17.1                            +3.9                          +21.0

1998       + 7.5                            +3.6                          +11.1

1999       - 0.1                            +3.6                          + 3.5

2000       +12.0                            +3.9                          +15.9

Average annual compound return                                      +13.0%
for 25 full calendar years:


* Full calendar years since Capital Research and Management Company became the fund's investment adviser on July 26, 1975.
** Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.
[end chart]


Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. The fund's 30-day yield as of January 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 3.26%.

There are two ways to invest in American Balanced Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B share accounts will be lower.

FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


FELLOW SHAREHOLDERS:

It was a remarkable year.

In 2000, American Balanced Fund earned a total return of 15.9%, far exceeding the Lipper Balanced Fund Index, which rose 2.4%. Stocks, as measured by Standard & Poor's 500 Stock Composite Index, had a total return of -9.1%. U.S. investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index, had a return of 11.6%. All indexes are unmanaged.

The year 2000 was the reverse of 1999, when technology stocks produced extraordinary returns and the market was led by a small number of stocks. In 1999, 51% of the stocks in the S&P 500 Index actually lost value while the index rose 21.0%. This year, in contrast, 55% of the stocks in the S&P 500 had positive returns even though the S&P declined 9.1%.

In our letter last year, we observed that there was rampant speculation in many areas of the market. In March 2000, technology and Internet stocks peaked and began a precipitous decline which lasted through the end of the year. At the market's peak in early 2000, technology stocks comprised almost 34% of the S&P 500's market value. By the end of the year, technology stocks had fallen to less than 23% of the S&P 500's market value. The S&P 500's loss was its worst since 1974. Excluding technology stocks, however, the S&P 500 would have shown a positive return.

The fund benefited from its holdings in stocks in industries not highly sensitive to economic cycles. They included electric utilities, health care providers, insurance firms and real estate investment trusts. A dramatic rise in the price of oil aided oil stocks, our largest industry holding. However, stocks that are more sensitive to the economy didn't fare as well because of growing concerns about a business slowdown. Basic materials stocks, such as paper and chemical producers, had a disappointing year.

The dominant reason for the fund's strong relative results was our small position in technology and telecommunications stocks, the stock market's biggest losers. In 1999, this limited exposure hurt the fund when these stocks soared. Toward the end of 2000, however, we began selectively to increase our position in technology stocks as some began to represent attractive values.

[Begin Sidebar]
HOW AMERICAN BALANCED FUND HAS FARED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY AS INVESTMENT ADVISER

Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.

FOR THE PERIOD                       CUMULATIVE TOTAL       AVERAGE ANNUAL COMPOUND
7/26/1975-12/31/2000                 RETURN                 RETURN

AMERICAN BALANCED FUND               +2,149.8%              +13.0%

Standard & Poor's 500 Stock          +3,517.7               +15.2
Composite Index

Lehman Brothers Aggregate            + 882.6                + 9.4
Bond Index*

Consumer Price Index                 +  221.0               + 4.7
(inflation)**


Figures assume reinvestment of all distributions.

All indexes are unmanaged.

* The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975, index values.
** Based on data supplied by the U.S. Department of Labor, Bureau of Labor
   Statistics.
[End Sidebar]

It was a very good period for quality government and corporate bonds. U.S. Treasury bonds provided the best total returns for the year; the 10-year U.S. Treasury bond, for example, had a total return of 14.9%.

Bonds began the year under pressure as investors worried about whether the Federal Reserve would raise interest rates. After it became clear that the U.S. Government was cutting its outstanding debt at a faster pace than expected, a rally began. The Treasury started a program of buying back bonds for the first time in 70 years, spurring more interest in outstanding issues. Quality mortgage-backed and asset-backed securities also did well.

It is the fund's policy to have between 50% and 75% of the portfolio invested in common stocks at all times. This allocation will vary as our view of the relative values offered by these asset classes changes. At the end of 2000, 59% was invested in common stocks, and 31% in bonds, with the rest in cash equivalents. This represents a slight increase in stocks and a slight reduction in bonds since the beginning of the year.

We began this letter by stating that 2000 was a remarkable year. We are pleased to have recorded a return 25 percentage points higher than that of the S&P 500. At the same time, it is appropriate to caution shareholders that a number of extraordinarily favorable factors for our fund came together in 2000 to produce such exceptional results. Certainly, relative results such as these are unsustainable. We do assure you, however, that we will continue to take the prudent, research-driven approach to investing that has characterized the fund throughout its 68-year history and its 25 years in the American Funds family. For a retrospective on the past 25 years, please see our feature story on page 4.

On a closing note, Walter P. Stern, chairman of the fund's board of directors since 1994, retired from the board in December. Robert G. O'Donnell, who had been president of the fund, was elected chairman of the board, and Paul G. Haaga, Jr., formerly senior vice president of the fund, was elected president and director. The directors thank Wally for his service to American Balanced Fund.

Cordially,

/s/ Robert G. O'Donnell
Robert G. O'Donnell

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board President

February 12, 2001


[begin sidebar]
This chart shows how a $10,000 investment in American Balanced Fund grew from July 26, 1975 - when Capital Research and Management Company became the fund's investment adviser - to December 31, 2000.

As you can see, the $10,000 grew to $211,985 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the unmanaged stock and bond indexes tracked on the chart.

The fund's year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have reinvested all your distributions and want to know how your investment has done since December 31, 1990. At that time, according to the table, the value of the investment illustrated here was $59,959. Since then, it has more than tripled, to $211,985. Thus, in the same period, the value of your 1990 investment - regardless of size - has also more than tripled.

[begin chart]
AVERAGE ANNUAL COMPOUND RETURNS
with all distributions reinvested
for periods ended December 31, 2000

CLASS A SHARES
reflecting 5.75% maximum sales charge

  Ten Years                                                                 +12.8%

  Five Years                                                                +11.5%

  One Year                                                                  + 9.2%

CLASS B SHARES
reflecting 5% maximum contingent

  deferred sales charge (CDSC)(payable only if shares are sold)             +15.5%*

  not reflecting CDSC                                                       +20.5%*


* Reflects total returns for the period March 15, 2000, through December 31, 2000. Class B shares were not offered before March 15, 2000.
[end chart]

[begin mountain chart]
THE VALUE OF A LONG-TERM PERSPECTIVE

$361,762
S&P 500
with dividends
reinvested

$211,985 /1/,/2/
American
Balanced Fund
with dividends
reinvested

$98,261 /3/
Lehman
Brothers
Aggregate
Bond Index

$10,000 /1/
original
investment

Year Ended Dec. 31            1975/4/      1976        1977       1978        1979         1980        1981       1982

TOTAL VALUE

Dividends Reinvested          $305         594         656        709         801          1,050       1,303      1,474

Value at Year-End/1/          $9,948       12,533      12,620     13,404      14,427       16,498      17,224     22,280

AMBAL Total Return            (0.5)%       26.0        0.7        6.2         7.6          14.4        4.4        29.4



Year Ended Dec. 31            1983         1984        1985       1986        1987         1988        1989       1990

TOTAL VALUE

Dividends Reinvested          1,724        1,852       1,912      2,202       2,710        2,780       3,284      3,457

Value at Year-End/1/          25,869       28,291      36,527     42,690      44,406       50,123      60,915     59,959

AMBAL Total Return            16.1         9.4         29.1       16.9        4.0          12.9        21.5       (1.6)



Year Ended Dec. 31            1991         1992        1993       1994        1995         1996        1997       1998

TOTAL VALUE

Dividends Reinvested          3,684        3,816       4,072      4,131       4,335        4,684       5,167      5,781

Value at Year-End/1/          74,765       81,853      91,080     91,386      116,179      131,475     159,131    176,846

AMBAL Total Return            24.7         9.5         11.3       0.3         27.1         13.2        21.0       11.1



Year Ended Dec. 31            1999         2000

TOTAL VALUE

Dividends Reinvested          6,428        7,212

Value at Year-End/1/          182,974      211,985

AMBAL Total Return            3.5          15.9


-----

Year Ended                   7/26/75      1975         1976          1977        1978         1979          1980

December 31

American Balanced Fund

with Dividends

Reinvested /1//2/            9,425        9,948        12,533        12,620      13,404       14,427        16,498

S&P 500 with

dividends reinvested         10,000       10,317       12,773        11,855      12,629       14,958        19,812

Lehman Brothers

Aggregate Bond Index/3/      10,000       10,558       12,205        12,576      12,751       12,997        13,348



Year Ended                   1981         1982         1983          1984        1985         1986          1987

December 31

American Balanced Fund

with Dividends

Reinvested /1//2/            17,224       22,280       25,869        28,291      36,527       42,690        44,406

S&P 500 with

dividends reinvested         18,845       22,897       28,039        29,783      39,207       46,506        48,915

Lehman Brothers

Aggregate Bond Index/3/      14,182       18,809       20,381        23,468      28,655       33,031        33,940



Year Ended                   1988         1989         1990          1991        1992         1993          1994

December 31

American Balanced Fund

with Dividends

Reinvested/1//2/             50,123       60,915       59,959        74,765      81,853       91,080        91,386

S&P 500 with

dividends reinvested         56,984       74,985       72,650        94,689      101,892      112,116       113,638

Lehman Brothers

Aggregate Bond Index/3/      36,616       41,937       45,694        53,006      56,930       62,480        60,658



Year Ended                   1995         1996         1997          1998        1999         2000

December 31

American Balanced Fund

with Dividends

Reinvested /1//2/            116,179      131,475      159,131       176,846     182,974      211,985

S&P 500 with

dividends reinvested         156,189      191,955      255,906       328,892     398,004      361,762

Lehman Brothers

Aggregate Bond Index/3/      71,864       74,473       81,663        88,756      88,027       98,261

Average annual
compound
return for 25-1/2
years: 12.8% /1/,/2/

/1/ These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.
/2/ Includes reinvested dividends of $76,123 and reinvested capital gain distributions of $81,065.
/3/ The Lehman Brothers Aggregate Bond Index did not exist until December 31,
    1975. For the period July 31, 1975, to December 31, 1975, the Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975 index values.
/4/ For the period July 26, 1975 (when Capital Research and Management Company became the fund's investment adviser) through December 31, 1975.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.
[end sidebar]


A RETROSPECTIVE ON
AMERICAN BALANCED FUND

25 Years of Balanced Investing with the American Funds Group

[Begin pullquote]
"We don't try to hit a home run every time we step up to the plate. Instead we have a steady game plan: We make it to first base, steal second, sneak over to third and then try to score - again and again.''
- George Miller, President of the fund,
1995 Annual Report
[End pullquote]


AN INVESTMENT FOR ALL SEASONS

What investment offers one-stop shopping, a prudent approach and diversification among stocks, bonds and cash?

If you answered "a balanced fund," you were correct. Conceived in the late 1920s, balanced funds are a logical alternative for many investors. They offer the opportunity to participate in both stocks and bonds without the need to periodically readjust your portfolio. They offer greater diversification - and thereby less volatility - than many other mutual funds. One of the oldest types of mutual funds, they have stood the test of time.

The year 2000 marks the 25th anniversary of American Balanced Fund's management by Capital Research and Management Company, the investment adviser for The American Funds Group./R/ It is a good time to look back at how the fund fared over the past quarter-century of rapid change and to consider the challenges ahead.


HISTORY OF BALANCED FUNDS
[faded image of early automobiles on a road]

Consider the long-term history of the balanced fund concept. In 1928, a year before the great stock market crash, Walter Morgan, a young investment manager, started a fund that offered a new, more balanced approach to investing. His Industrial and Power Securities Company (now Vanguard Wellington Fund) balanced the growth potential of stocks with the stability and income of bonds.

The approach proved to be a wise one as the crash wiped out 89% of stock market value from 1929 to 1932, as measured by the Dow Jones Industrial Average. In 1932, Commonwealth Investment Company, which later became American Balanced Fund, was established as one of a handful of new funds that followed the balanced approach. During the 1930s, bonds provided steady income, and funds that balanced stock holdings with bonds and cash were less volatile and had higher total returns than funds holding only stocks. It was a pattern that would recur many times in the years ahead. Balanced funds seldom led the pack in rising markets but gave up less ground when stock prices were retreating.

[faded image of early automobiles next to faded image of mid-century automobiles]

In 1975, Capital Research and Management Company assumed investment management of the Commonwealth fund and renamed it American Balanced Fund. Robert L. Cody was elected chairman of the fund. This was fitting as Mr. Cody served for many years with the management of Commonwealth and joined Capital Research in 1964. "The concept of the fund hasn't really changed since 1932," says Bob O'Donnell, current chairman of American Balanced Fund, who has been involved with the fund since 1972. "It made sense when it was founded and it still makes sense today."

[4 photographs of the same tree - one taken in spring, one in summer, one in fall, and one in winter]


[Begin Photo Caption]
Abner Goldstine
Bob O'Donnell
John Smet
Hilda Applbaum
Dale Harvey
[all photographs superimposed over a branch with leaves]
[End Photo Caption]

[Begin Sidebar]
EXPERIENCED PROFESSIONALS MANAGE YOUR FUND

American Balanced Fund's five portfolio counselors - the professionals who manage the money in the fund - are seasoned veterans who have been through all kinds of markets.

The portfolio counselors, on average, have been in the investment business for 24 years and with Capital Research for an average of 18 years. This longevity has been a key factor behind the fund's consistent long-term record, especially in helping the fund hold up in down markets.


DIVERSIFICATION CAN MITIGATE RISK, ALLOW FOR UPSIDE PARTICIPATION

Since 1980, the U.S. stock and bond markets have often offset each other's ups and downs. Prudent investors try to take advantage of this by diversifying their holdings across these investment types - as does American Balanced Fund.

As the following table shows, using a balanced approach has helped to mitigate risk while allowing participation in the stronger market of each period. The bottom line: more consistent growth with less turbulence.

[begin chart]
ANNUAL TOTAL RETURNS (1980 - 2000)

PERIOD      U.S. STOCKS            U.S. BONDS                  AMERICAN BALANCED FUND

1980        +32.4%                 +2.7%                       +14.4%

1981        -  4.9                 +  6.2                      +  4.4

1982        +21.5                  +32.6                       +29.4

1983        +22.5                  +  8.4                      +16.1

1984        +  6.2                 +15.1                       +  9.4

1985        +31.6                  +22.1                       +29.1

1986        +18.6                  +15.3                       +16.9

1987        +  5.2                 +  2.8                      +  4.0

1988        +16.5                  +  7.9                      +12.9

1989        +31.6                  +14.5                       +21.5

1990        -  3.1                 +  9.0                      -  1.6

1991        +30.3                  +16.0                       +24.7

1992        +  7.6                 +  7.4                      +  9.5

1993        +10.0                  +  9.7                      +11.3

1994        +  1.4                 -  2.9                      +  0.3

1995        +37.4                  +18.5                       +27.1

1996        +22.9                  +  3.6                      +13.2

1997        +33.3                  +  9.7                      +21.0

1998        +28.5                  +  8.7                      +11.1

1999        +21.0                  -  0.8                      +  3.5

2000        -  9.1                 +11.6                       +15.9

Sources: U.S. stocks - S&P 500; U.S. bonds - Lehman Brothers Aggregate Bond
Index
[end chart]
[End Sidebar]


THE FUND'S FOUR PRINCIPLES

The fund has been guided by four overarching principles which have remained the same through the years.

* The fund is managed as if it were the complete investment program of a prudent investor. "A large number of investors need both stocks and bonds in their portfolio, but they're not sure how to allocate their assets. The fund provides one-stop shopping," says Dale Harvey, a portfolio counselor for the fund.

* Diversification is essential. The fund always has at least 50% but not more than 75% of assets in common stocks. The remainder is held in bonds and cash. Besides diversification by asset class, the stock and bond portfolios are also diversified by industry. Each portfolio counselor also brings "diversity of investment style and of opinion," Bob O'Donnell says.

* The fund follows a conservative investment approach. "The fund gives investors exposure to the stock market but tries to avoid the more risky stock investments," says Hilda Applbaum, a portfolio counselor for the fund. "We try to find good companies at attractive prices."

* The fund focuses on quality investments in bonds as well as stocks. American Balanced Fund invests only in Treasury, government agency and investment-grade corporate and mortgage-backed bonds.

[image of a leaf]


MULTIPLE PORTFOLIO COUNSELORS

Although the fund's overall principles have remained consistent, Capital Research has initiated a number of changes and innovations in fund investment management and execution in the past 25 years.

In 1975, the fund adopted Capital Research's multiple portfolio counselor system. Under this management system, the fund's assets are currently divided among five portfolio counselors. In addition, a portion is assigned to research analysts. Portfolio counselors are "generalists," who select from a wide range of investments. Research analysts are "specialists," who manage a portfolio in their areas of expertise. Two of the five portfolio counselors invest in stocks, two invest in bonds and the fifth has a balanced role and invests in both.

This system, employed by the American Funds family, offers the advantages of consistency, continuity and flexibility. The diverse investment styles of the portfolio counselors tend to smooth out the peaks and valleys of investment returns. They also ensure gradual transitions. When one counselor retires, as occurred last year, only a portion of the fund's assets changes hands. Portfolio counselors and research analysts can act on their best ideas, instead of having to go through a cumbersome "committee" system.

[Begin pullquote]
"We feel (the balanced approach) is sensible for prudent investors who want good current income, relatively low risk, and, as an answer for the persistent problem of inflation, an opportunity for long-term growth of both principal and income.''
-Reid W. Dennis, Chairman of the fund, and Richard H.M. Holmes, President, 1975 Annual Report

"We observe what can only be termed rampant speculation in some areas, with Internet stocks being only the most obvious example. In the past, when stocks' values have been based on hopes and dreams rather than sales and earnings, disappointment has typically followed.''
- Robert G. O'Donnell, President of the fund,
1999 Annual Report
[end pullquote]

[begin sidebar]
PRESERVING YOUR PRINCIPAL DURING MARKET DECLINES

Over the fund's 25 years in the American Funds Group, there have been ten significant stock or bond market declines. American Balanced Fund has done better than the stock market in every stock market decline, and better than the bond market in every bond market decline except one.

Of course, there have also been times when the fund has not outperformed the market; it often trails in up-markets.

[begin chart]
SIGNIFICANT STOCK MARKET DECLINES
Total returns (with dividends reinvested)

PERIOD                   STOCK MARKET        AMERICAN BALANCED FUND         DIFFERENCE

9/21/76- 3/6/78          -13.8%              - 0.0%                         +13.8

11/28/80 - 8/12/82       -19.9               + 5.5                          +25.4

8/25/87 - 12/4/87        -33.0               -19.0                          +14.0

7/16/90 - 10/11/90       -19.1               -12.4                          + 6.7

7/17/98 - 8/31/98        -19.3               - 9.1                          +10.2

3/24/00 - 12/20/00       -16.5               +12.5                          +29.0

[end chart]

[begin chart]
SIGNIFICANT BOND MARKET DECLINES
Total returns (with interest/dividends reinvested)

PERIOD                   BOND MARKET       AMERICAN BALANCED FUND             DIFFERENCE

12/31/76 - 3/31/80       -2.8              +8.2                               -11.0

6/30/80- 9/30/81         -9.0              +5.9                               +14.9

4/30/83- 5/31/84         -0.9              -3.0                               - 2.1

8/31/93- 11/30/94        -3.3              +0.2                               + 3.5

[end chart]

Sources: Stocks - S&P 500; Bonds - Lehman Brothers Aggregate Bond Index, a proxy for the U.S. bond market. The Indexes are unmanaged. Stock market declines for periods shown exceeded 15% on a principal basis, excluding dividends. Bond market declines exceeded 10% on a principal basis, excluding interest.
[end sidebar]


NEW FIXED-INCOME INSTRUMENTS

The principles of balanced investing have not changed over the past 25 years, but the instruments have. "The bond market was a much simpler place in 1975," recalls Abner Goldstine, who has been a portfolio counselor for the fund for 25 years. "Back then, the fund could only invest in Treasury bonds, corporate bonds and a few development authority bonds. There were no mortgage-backed securities, no collateralized mortgage obligations and no non-U.S. bonds issued in dollar denominations. Today, we have the opportunity to invest in a wider variety of fixed-income instruments, including convertible bonds." The fund's bond investing is conservative as to the quality of the issues but "we are not old-fashioned in our approach," Abner says. "The fund has been in the forefront of investing in new bond instruments, and shareholders have benefited from our research."

American Balanced Fund has lived up to its goal of protecting and building shareholders' capital. In the 25 years Capital Research has managed the fund, it has experienced only one year with a negative return - and in that year, 1990, the fund's loss was only 1.6% in comparison with -3.1% by Standard & Poor's 500. The fund's average annual compound return over the past 25 full years has been 13.0%. Thus, an investment of $10,000 in the fund at the time Capital Research assumed management would now be worth $224,983.

[image of a branch with leaves]

An increasing number of investors have come to see that the balanced fund concept makes sense for them. The number of shareholder accounts rose from 22,042 in 1975 to 183,163 at the end of 2000. Assets rose in that period from $124 million to more than $6 billion. The fund is a popular choice for investors in retirement plans.


LOOKING BACK AT THE MARKET AND THE FUND'S RESULTS OVER THE DECADES

The past 25 years can be divided into two parts - the "bad" part from 1975 to 1982 and the "good" part from 1982 to 2000, says Chairman Bob O'Donnell. From 1975 to 1982, the dominant theme was the rise in oil prices along with a dramatic rise in interest rates. The high oil prices and interest rates were a tremendous drag on the economy.

[Begin pullquote]
"The fund's record proves that balanced investing is a valid and viable concept not just for 50 years but for all time.''

      - Robert L. Cody, Chairman of the fund, 1982 Annual Report
[End pullquote]

[two photographs: one of a sign stating gas shortage, and one of a few people chiseling down the Berlin Wall]

1975-1985: INFLATION, RECESSION AND RECOVERY
"The turnaround was in mid-1982, when the U.S. economy adjusted to the higher price of oil, and inflation and interest rates began to fall. From 1982 through 2000, the yield on long-term Treasury bonds fell from 14% to 6%," Bob says. Even though the first seven years were difficult, American Balanced Fund had some very good years: 1976 (+26.0%), 1982 (+29.4%) and 1985 (+29.1%). For the
decade as a whole, the fund had an average annual compound return of 13.9% compared with 14.3% for the S&P 500 and 10.5% for the Lehman Brothers Aggregate Bond Index.

1985-1995: A STOCK MARKET CRASH, COMMUNISM'S COLLAPSE AND A BULL MARKET Overall, this was a good decade for the fund. In 1987, which included the stock market crash, American Balanced Fund showed a total return of 4.0%. In 1989, the Berlin Wall came down, ushering in an era of democratic change throughout Eastern Europe. However, the peace was shattered in 1990, when Iraq's tanks and troops invaded Kuwait. Stock prices fell 19%, but recovered after a stunning victory by United States and allied forces. In 1992, the Soviet Union's political and economic system collapsed. Free-market systems began gaining favor all over the world. The fund's best years over this period were 1989 (+21.5%), 1991 (+24.7%) and 1995 (+27.1%). For the decade, the fund had an average annual compound return of 12.3%, compared with 14.8% for the S&P 500 and 9.6% for the Lehman Brothers Aggregate Bond Index.

[two images: one of a street sign for Wall St., the other zoomed in on a microchip]

1995-2000: SOARING TECHNOLOGY STOCKS, A SPECULATIVE BUBBLE AND A MARKET
CORRECTION
On an absolute basis, the last five years were rewarding for fund shareholders. It was a near-perfect economic environment with low inflation, growing productivity and expanding earnings. But in 1998 and 1999, the fund's results paled alongside those of the soaring Internet and technology stocks. The year 1999 was the fifth consecutive year the S&P 500 Index gained more than 20%, an unprecedented event. In last year's annual report, we noted that the stock market's rising tide had not lifted all boats. The index's gain of 21% in 1999 was accounted for by just 30 stocks, with only 12 companies accounting for two-thirds of the gain. Indeed, 51% of the stocks in the index actually lost value. Bob O'Donnell sums it up: "The driver for the past five years has been the explosion of technology. But we also had the mother of all speculative bubbles."

"What we saw from 1995 to 1999 was an investment strategy that threw time-honored methods of valuation out the window," says Dale Harvey. "Many investors followed a momentum strategy which meant that if a stock is rising, you should buy it without concern for the price because it's going to go up even more. They kept saying we didn't understand and that $this time it's different' - always a dangerous thing to say in investing."

Meanwhile, American Balanced Fund kept working at what it does best - trying to find good companies at attractive prices. That meant a low allocation to Internet-related and technology stocks because fund portfolio counselors couldn't find many of these stocks at reasonable prices. In the year 2000, the time-honored principle of cautious investing came back into favor as many Internet and technology stocks suffered sharp corrections. The S&P 500 fell 9.1%, but American Balanced Fund rose 15.9%.

Will balanced investing still make sense for investors in the next 25 years? Portfolio counselor John Smet thinks it will. "You can't just eat ice cream and cake, you must also eat your broccoli," John says. "As you age, a balanced portfolio of both equities and bonds becomes more important. It may be difficult to duplicate the kind of returns the stock market has had during the past five years. That's one reason why in the years ahead, balanced investing should be an essential part of every investor's portfolio."


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

As a shareholder in American Balanced Fund, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

* A LONG-TERM, VALUE-ORIENTED APPROACH:
Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and you to benefit from economies of scale.

* AN UNPARALLELED GLOBAL RESEARCH EFFORT:
We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

* THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM:
More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom takes responsibility for a portion of the fund's assets; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

* EXPERIENCED INVESTMENT PROFESSIONALS:
More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline of October 1987. Our associates have proven their abilities through good markets and bad.

* A COMMITMENT TO LOW OPERATING EXPENSES:
You can't control market returns, but you can control what you invest in and how much you pay to own it. The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you?
That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
* AMCAP FUND/R/
* EUROPACIFIC GROWTH FUND/R/
* THE GROWTH FUND OF AMERICA/R/
* THE NEW ECONOMY FUND/R/
* NEW PERSPECTIVE FUND/R/
* NEW WORLD FUND/SM/
* SMALLCAP WORLD FUND/R/

GROWTH-AND-INCOME-FUNDS
Emphasis on long-term growth and dividends through stocks
* AMERICAN MUTUAL FUND/R/
* CAPITAL WORLD GROWTH AND INCOME FUND/SM/
* FUNDAMENTAL INVESTORS/SM/
* THE INVESTMENT COMPANY OF AMERICA/R/
* WASHINGTON MUTUAL INVESTORS FUND/SM/

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds
* CAPITAL INCOME BUILDER/R/
* THE INCOME FUND OF AMERICA/R/

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds
* AMERICAN BALANCED FUND/R/

INCOME FUNDS
Emphasis on current income through bonds
* AMERICAN HIGH-INCOME TRUST/SM/
* THE BOND FUND OF AMERICA/SM/
* CAPITAL WORLD BOND FUND/R/
* INTERMEDIATE BOND FUND OF AMERICA/R/
* U.S. GOVERNMENT SECURITIES FUND/SM/

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
* AMERICAN HIGH-INCOME MUNICIPAL BOND FUND/R/
* LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA/SM/
* THE TAX-EXEMPT BOND FUND OF AMERICA/R/

STATE-SPECIFIC TAX-EXEMPT FUNDS:
* THE TAX-EXEMPT FUND OF CALIFORNIA/R/
* THE TAX-EXEMPT FUND OF MARYLAND/R/
* THE TAX-EXEMPT FUND OF VIRGINIA/R/

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments
* THE CASH MANAGEMENT TRUST OF AMERICA/R/
* THE TAX-EXEMPT MONEY FUND OF AMERICA/SM/
* THE U.S. TREASURY MONEY FUND OF AMERICA/SM/

WE ALSO OFFER A FULL LINE OF RETIREMENT PLANS AND VARIABLE ANNUITIES.

For more complete information about the funds, please obtain a prospectus from your financial adviser or from our Web site (www.americanfunds.com), or phone the American Funds Service Company, toll-free, at 800/421-0180. Please read the prospectus carefully before you invest or send money.


American Balanced Fund, Inc.
Investment Portfolio, December 31, 2000

[begin pie chart]
INVESTMENT MIX BY SECURITY TYPE

Common Stocks                                                            59%
U.S. Treasury & Agency                                                   18%
Corporate Bonds & Notes                                                  13%
Convertible Securities & Preferred Stock                                  1%
Short-Term Securities & Cash Equivalents                                  9%
[end pie chart]


[begin chart]
                                                                    Percent
                                                                     of Net
TEN LARGEST EQUITY HOLDINGS                                          Assets
Texaco                                                                1.63%
Philip Morris                                                           1.50
Allstate                                                                1.43
Bristol-Myers Squibb                                                    1.28
May Department Stores                                                   1.24
CSX                                                                     1.19
Waste Management                                                        1.19
Genuine Parts                                                           1.18
Bank of America                                                         1.15
AT&T                                                                    1.14
[end chart]



                                                                                  Market  Percent
                                                                  Number of        Value   of Net
COMMON STOCKS                                                       Shares          (000)  Assets
OIL & GAS  -  6.28%
Ashland Inc.                                                       1,050,000     $ 37,685    .62%
Murphy Oil Corp.                                                     550,000       33,241      .55
Pennzoil-Quaker State Co.                                          2,750,000       35,406      .58
Phillips Petroleum Co.                                               850,000       48,344      .80
Royal Dutch Petroleum Co. (New York                                  355,000       21,500
registered)
"Shell" Transport and Trading Co., PLC                             3,300,000       27,061      .80
Texaco Inc.                                                        1,600,000       99,400     1.63
Ultramar Diamond Shamrock Corp.                                    1,900,000       58,662      .96
USX-Marathon Group                                                   750,000       20,813      .34
                                                                                  382,112     6.28

BANKS  -  4.48%
Bank of America Corp.                                              1,520,000       69,730     1.15
Bank of Tokyo-Mitsubishi, Ltd. (ADR)                               1,300,000       12,594      .21
BANK ONE CORP.                                                     1,575,000       57,684      .95
Chase Manhattan Corp.                                                250,000       11,359      .18
National City Corp.                                                2,100,000       60,375      .99
Sakura Bank, Ltd.                                                  3,000,000       18,047      .30
Washington Mutual, Inc.                                              800,000       42,450      .70
                                                                                  272,239     4.48

FOOD, BEVERAGE & TOBACCO   -  3.21%
General Mills, Inc.                                                  500,000       22,281      .37
H.J. Heinz Co.                                                     1,200,000       56,925      .94
Philip Morris Companies Inc.                                       2,075,000       91,300     1.50
Sara Lee Corp.                                                     1,000,000       24,562      .40
                                                                                  195,068     3.21

RETAILING  -  3.20%
Albertson's, Inc.                                                  1,000,000       26,500      .44
J.C. Penney Co., Inc.                                              2,400,000       26,100      .43
Lowe's Companies, Inc.                                               400,000       17,800      .29
May Department Stores Co.                                          2,300,000       75,325     1.24
TJX Companies, Inc.                                                1,000,000       27,750      .46
Walgreen Co.                                                         500,000       20,906      .34
                                                                                  194,381     3.20

DIVERSIFIED TELECOMMUNICATION
 SERVICES - 2.92%
AT&T Corp.                                                         4,000,000       69,250     1.14
CenturyTel, Inc.                                                     808,500       28,904      .48
Qwest Communications International                                   821,502       33,682      .55
 Inc. (merged with U S WEST, Inc.) (1)
Verizon Communications (formed by the                                910,000       45,614      .75
 merger of GTE Corp. and Bell Atlantic
 Corp.)
                                                                                  177,450     2.92

CHEMICALS  -  2.56%
Crompton Corp.                                                     3,717,500       39,034      .64
Dow Chemical Co.                                                   1,225,000       44,866      .74
Imperial Chemical Industries PLC (ADR)                               500,000       16,844      .28
Millennium Chemicals Inc.                                          2,250,000       40,781      .67
PPG Industries, Inc.                                                 300,000       13,894      .23
                                                                                  155,419     2.56

COMMERCIAL SERVICES & SUPPLIES  -  2.55%
Pitney Bowes Inc.                                                  1,736,700       57,528      .94
ServiceMaster Co.                                                  2,203,600       25,341      .42
Waste Management, Inc.                                             2,600,000       72,150     1.19
                                                                                  155,019     2.55

INSURANCE  -  2.53%
Allstate Corp.                                                     2,000,000       87,125     1.43
American General Corp.                                               350,000       28,525      .47
Royal & Sun Alliance Insurance Group PLC                           4,500,000       38,515      .63
                                                                                  154,165     2.53

PHARMACEUTICALS  -  2.42%
AstraZeneca PLC (ADR)                                                500,000       25,750      .42
Bristol-Myers Squibb Co.                                           1,050,000       77,634     1.28
Pfizer Inc                                                           950,000       43,700      .72
                                                                                  147,084     2.42

PAPER & FOREST PRODUCTS  -  2.31%
International Paper Co.                                            1,200,000       48,975      .80
Potlatch Corp.                                                       450,000       15,103      .25
Westvaco Corp.                                                       700,000       20,431      .34
Weyerhaeuser Co.                                                   1,100,000       55,825      .92
                                                                                  140,334     2.31

HEALTH CARE PROVIDERS & SERVICES  -  2.20%
Aetna Inc.  (1)                                                    1,650,000       67,753     1.11
Bergen Brunswig Corp., Class A                                     2,250,000       35,618      .59
UnitedHealth Group Inc.                                              500,000       30,687      .50
                                                                                  134,058     2.20

MACHINERY  -  2.02%
Caterpillar Inc.                                                     700,000       33,119      .55
Deere & Co.                                                        1,100,000       50,394      .83
Eaton Corp.                                                          350,000       26,316      .43
Pall Corp.                                                           600,000       12,787      .21
                                                                                  122,616     2.02

MEDIA  -  1.96%
Gannett Co., Inc.                                                    650,000       40,991      .67
Interpublic Group of Companies, Inc.                                 775,000       32,986      .54
Knight-Ridder, Inc.                                                  375,000       21,328      .35
New York Times Co., Class A                                          600,000       24,037      .40
                                                                                  119,342     1.96

UTILITIES   -  1.94%
American Electric Power Co., Inc.                                    700,000       32,550      .54
Consolidated Edison, Inc.                                            450,000       17,325      .28
Constellation Energy Group, Inc.                                   1,069,600       48,199      .79
Vivendi Universal (ADR) (merged with                                 308,400       20,142      .33
 Seagram Co. Ltd.)
                                                                                  118,216     1.94

DIVERSIFIED FINANCIALS  -  1.87%
Fannie Mae                                                           450,000       39,037      .64
Freddie Mac                                                          250,000       17,219      .28
Household International, Inc.                                      1,050,000       57,750      .95
                                                                                  114,006     1.87

AEROSPACE & DEFENSE  -  1.78%
Lockheed Martin Corp.                                              1,850,000       62,807     1.03
United Technologies Corp.                                            575,000       45,209      .75
                                                                                  108,016     1.78

RAILROADS  -  1.75%
Burlington Northern Santa Fe Corp.                                 1,200,000       33,975      .56
CSX Corp.                                                          2,800,000       72,625     1.19
                                                                                  106,600     1.75

REAL ESTATE  -  1.67%
Apartment Investment and Management Co.,                             550,000       27,466      .45
 Class A
Equity Residential Properties Trust                                  700,000       38,719      .64
Spieker Properties, Inc.                                             700,000       35,087      .58
                                                                                  101,272     1.67

TRADING COMPANIES & DISTRIBUTORS  -  1.18%
Genuine Parts Co.                                                  2,750,000       72,016     1.18

COMPUTERS & PERIPHERALS  -  1.17%
Hewlett-Packard Co.                                                1,450,000       45,766      .75
International Business Machines Corp.                                300,000       25,500      .42
                                                                                   71,266     1.17

SOFTWARE  -  1.11%
BMC Software, Inc.  (1)                                            1,100,000       15,400      .25
Microsoft Corp.  (1)                                               1,200,000       52,050      .86
                                                                                   67,450     1.11

HOUSEHOLD & PERSONAL PRODUCTS - 0.98%
Avon Products, Inc.                                                  950,000       45,481      .75
Kimberly-Clark Corp.                                                 200,000       14,138      .23
                                                                                   59,619      .98

TEXTILES & APPAREL  -  0.78%
NIKE, Inc., Class B                                                  850,000       47,441      .78

HOUSEHOLD DURABLES  -  0.76%
Newell Rubbermaid Inc.                                               700,000       15,925      .26
Stanley Works                                                        980,000       30,564      .50
                                                                                   46,489      .76

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.66%
Intel Corp.                                                          400,000       12,025      .20
Texas Instruments Inc.                                               600,000       28,425      .46
                                                                                   40,450      .66

BUILDING PRODUCTS  -  0.66%
York International Corp.                                           1,300,000       39,894      .66

CONSTRUCTION & ENGINEERING  -  0.60%
Fluor Corp.  (1)                                                   1,100,000       36,369      .60

AUTOMOBILES  -  0.44%
Suzuki Motor Corp.                                                 2,500,000       26,591      .44

COMMUNICATIONS EQUIPMENT  -  0.40%
Nokia Corp., Class A (ADR)                                           560,000       24,360      .40

HOTELS, RESTAURANTS & LEISURE  -  0.32%
Carnival Corp.                                                       625,000       19,258      .32

OFFICE ELECTRONICS  -  0.29%
IKON Office Solutions, Inc.                                        7,000,000       17,500      .29

HEALTH CARE EQUIPMENT & SUPPLIES  -  0.19%
Guidant Corp.  (1)                                                   216,600       11,683      .19

DIVERSIFIED METALS & MINING  -  0.16%
Massey Energy Co.                                                    750,000        9,562      .16

MISCELLANEOUS  -  1.50%
Other common stocks in initial perod of                            3,516,500       91,258     1.50
 acquisition

Total Common Stocks                                                             3,578,603    58.85



                                                                  Shares or
                                                                  Principal
CONVERTIBLE SECURITIES & PREFERRED STOCK                             Amount
COVERTIBLE SECURITIES & PREFERRED
 STOCK   -  0.91%
Bell Atlantic Financial Services, Inc.                          $10,000,000         9,763      .16
 5.75% senior exchangeable notes 2003 (2)
Monsanto Co. 6.50% ACES convertible                                  210,000       10,880      .18
 preferred 2001
NB Capital Corp. 8.35% exchangeable                                  300,000        7,110      .12
 depositary shares
ProLogis Trust, Series D, 7.92% preferred                            500,000       10,031      .16
Swire Pacific Capital Ltd. 8.84% cumulative                          370,000        8,325      .14
 guaranteed perpetual capital securities(2)
Union Pacific Capital Trust 6.25% TIDES                               30,000        1,380      .02
 convertible preferred (2)
Waste Management, Inc. 4.00% convertible                         $8,000,000         7,660      .13
 debentures 2002

Total Convertible Securities and                                                   55,149      .91
 Preferred Stock

Total Common Stock, Convertible Securities                                      3,633,752    59.76
 and Preferred Stock (cost: $3,130,883,000)


                                                                  Principal       Market  Percent
                                                                     Amount        Value   of Net
CORPORATE BONDS & NOTES                                                (000)        (000)  Assets

BANKS  -  2.62%
AB Spintab 7.50% (undated) (2)  (4)                                    2,600        2,538      .04
Abbey National PLC 7.35% (undated) (4)                                 4,500        4,399      .07
Ahmanson Capital Trust I, Capital                                      4,000        3,739
 Securities, Series A, 8.36% 2026 (2)
Great Western Financial Trust II, Series A,                            2,645        2,420
 8.206% 2027
Washington Mutual Capital I, subordinated                              4,050        3,734
 capital income securities 8.375% 2027
Washington Mutual Finance 8.25% 2005                                   4,000        4,229      .23
Allfirst Preferred Capital Trust                                       5,000        4,862      .08
 8.298% 2029 (4)
Bank of Nova Scotia 7.00% Eurodollar Note                              4,000        3,086      .05
 (undated) (4)
Bank of Scotland 7.00% (undated) (2)  (4)                              4,225        3,966
National Westminster Bank PLC                                          7,000        7,001      .18
 7.75% (undated) (4)
Bankers Trust New York Corp. 6.70% 2007                                4,000        3,944      .06
Banque Nationale de Paris                                              3,000        2,873
 7.161% (undated) (4)
BNP Paribas Capital Trust, 9.003%                                      6,000        6,255
 noncumulative trust preferred (undated)(2)
BNP U.S. Funding LLC, Series A, 7.738%                                15,000       14,504      .39
 noncumulative preferred (undated) (2)  (4)
Canadian Imperial Bank of Commerce 7.00%                               1,600        1,252      .02
 Eurodollar Note (undated) (4)
Den Norske CreditBank 7.00% (undated) (4)                              3,000        2,239      .04
Dime Bancorp, Inc. 6.375% 2001                                         2,500        2,498      .04
Fuji JGB Investment LLC, Series A, 9.87%                               2,500        2,398      .04
 noncumulative preferred (undated) (2) (4)
HSBC America 7.808% 2026 (2)                                           2,500        2,245      .04
HSBC Capital Funding LP Series 1, 9.547%                               7,300        8,040
 noncumulative step-up perpetual preferred
 (undated) (2)(4)(5)
HSBC Capital Funding LP Series 1, 10.176%                             10,000       11,482
 noncumulative step-up perpetual preferred
 (undated) (2)(4)(5)
Midland Bank PLC 6.50% Eurodollar Note                                 4,000        3,159      .37
 (undated) (4)
Regional Diversified Funding Ltd.                                      6,500        6,457      .11
 9.25% 2030 (2)
Skandinaviska Enskilda Banken 6.50%                                    7,500        7,328      .12
 (undated) (2)(4)
SocGen Real Estate Co. LLC, Series A,                                 28,000       27,176      .45
 7.64%/8.406% (undated) (2)(4)(5)
Tokai Preferred Capital Co. LLC, Series A,                             9,925        9,523      .16
 9.98%/11.091% noncumulative preferred
 (undated) (2)(4)(5)
UBS Preferred Funding Trust 1                                          7,500        7,887      .13
 8.622% (undated)
                                                                                  159,234     2.62

TRANSPORTATION  -  1.27%
Continental Airlines, Inc., pass-through                               1,811        1,914
 certificates, Series 1996-2, Class B,
 8.56% 2014 (6)
Continental Airlines, Inc., pass-through                               2,361        2,351
 certificates, Series 1997-4, Class A,
 6.90% 2018 (6)
Continental Airlines, Inc., pass-through                               5,000        4,794
 certificates, Series 1998-3, Class A-2,
 6.32% 2008 (6)
Continental Airlines, Inc., pass-through                               3,000        2,998
 certificates, Series 1998-3, Class C-2,
 7.25% 2005 (6)
Continental Airlines, Inc., pass-through                               6,951        6,704
 certificates, Series 1999-1, Class B,
 6.795% 2020 (6)
Continental Airlines, Inc., pass-through                              10,158       10,924      .49
 certificates, Series 2000-1, Class A-1,
 8.048% 2020 (6)
Delta Air Lines, Inc., pass-through                                    1,500        1,544
 certificates, Series 1992-A2,
 9.20% 2014 (6)
Delta Air Lines, Inc., pass-through                                    5,000        5,632      .12
 certificates, Series 1993-A2,
 10.50% 2016 (6)
Jet Equipment Trust, Series 1995-A,                                    4,326        4,519
 Class B, 8.64% 2015 (2) (6)
Jet Equipment Trust, Series 1995-B,                                    6,967        7,021      .19
 Class B, 7.83% 2015 (2) (6)
Northwest Airlines, Inc., pass-through                                 6,942        7,492      .12
 certificates, Series 1999-3,
 Class G, 7.935% 2019 (6)
United Air Lines, Inc. 10.67% 2004                                     5,000        5,272
United Air Lines, Inc., pass-through                                   3,850        4,026
 certificates, Series 2000-1,
 Class A-2, 7.73% 2010 (6)
United Air Lines, Inc., pass-through                                   4,000        4,203      .22
 certificates, Series 1995-A2,
 9.56% 2018 (6)
US Airways Group Inc., pass-through trust,                             7,650        7,979      .13
 Series 2000-3G, 7.89% 2020 (6)                                                    77,373     1.27


UTILITIES  -  0.98%
AES Drax Holdings Ltd. 10.41% 2020 (2)                                13,000       13,918      .23
AES Red Oak, LLC, Series B, 9.20% 2029                                 3,000        3,039      .05
Commonwealth Edison Co. 9.875% 2020                                   11,000       12,172      .20
Edison Mission Energy 7.73% 2009                                       5,000        4,258
Edison Mission Holdings Co. 8.734% 2026                                2,500        2,448
Midwest Generation LLC 8.56% 2016 (2)                                  5,000        4,617      .19
Florida Gas Transmission Co. 7.625% 2010 (2)                           1,750        1,811      .03
Israel Electric Corp. Ltd. 7.75% 2027 (2)                              7,500        6,613      .11
NiSource Finance Corp. 7.625% 2005 (2)                                 6,000        6,185
NiSource Finance Corp. 7.875% 2010 (2)                                 4,000        4,184      .17
Transener SA 9.25% 2008 (2)                                              370          301      .00
                                                                                   59,546      .98

DIVERSIFIED FINANCIALS  -  0.66%
Capital One Bank 8.25% 2005                                           12,000       12,173      .20
Equitable Life Assurance Society of the                                1,750        1,762      .03
 United States 6.95% 2005 (2)
Household Finance Corp. 8.00% 2005                                     2,500        2,622
Household Finance Corp. 6.40% 2008                                     3,500        3,338      .10
ING Capital Funding Trust III 8.439%                                   3,250        3,313
 (undated) (4)
ReliaStar Financial Corp. 8.00% 2006                                   9,250        9,736      .21
MBNA Corp., MBNA Capital A, Series A,                                  9,600        7,362      .12
 8.278% 2026                                                                       40,306      .66


COMMERCIAL SERVICES & SUPPLIES - 0.51%
Cendant Corp. 7.75% 2003                                               8,650        8,521      .14
Lindsey Morden Group Inc., Series B, 7.00%                       EURO$8,000         4,598      .08
 2008 (2)
Sotheby's Holdings, Inc. 6.875% 2009 (3)                             $ 3,000        2,153      .03
USA Waste Services, Inc. 7.125% 2007                                   1,830        1,760
Waste Management, Inc. 6.875% 2009                                     3,250        3,056
WMX Technologies, Inc. 7.10% 2026                                     11,000       10,877      .26
                                                                                   30,965      .51

MEDIA  -  0.48%
Fox/Liberty Networks, LLC, FLN Finance, Inc.                          18,750       19,078      .32
 8.875% 2007
Hearst-Argyle Television, Inc. 7.00% 2018                              3,550        3,062      .05
Time Warner Inc. 6.85% 2026                                            4,825        4,826      .08
Viacom Inc. 7.70% 2010                                                 1,750        1,833      .03
                                                                                   28,799      .48

MATERIALS  -  0.46%
BHP Finance Ltd. 8.50% 2012                                            2,500        2,754
BHP Finance Ltd. 6.75% 2013                                           10,000        9,576      .20
Equistar Chemicals, LP 8.50% 2004                                      2,500        2,475      .04
Inco Ltd. 9.60% 2022                                                   5,000        5,039      .08
Scotia Pacific Co. LLC, Series B,                                      5,740        5,591
 Class A-1, 6.55% 2028
Scotia Pacific Co. LLC, Series B,                                      3,750        2,744      .14
  Class A-3,7.71% 2028                                                             28,179      .46


HOTELS, RESTAURANTS & LEISURE - 0.43%
MGM Grand, Inc. 6.95% 2005                                             4,500        4,397
MGM Mirage Inc. 8.50% 2010                                            12,000       12,322
Mirage Resorts, Inc. 6.75% 2008                                        3,000        2,798      .32
Royal Caribbean Cruises Ltd. 7.00% 2007                                7,000        6,428      .11
                                                                                   25,945      .43

TELECOMMUNICATION SERVICES  -  0.40%
CenturyTel, Inc., Series H, 8.375% 2010                               15,000       15,651      .26
TCI Communications, Inc. 8.75% 2015                                    2,000        2,140      .03
Verizon Global Funding Corp. 7.75% 2030 (2)                            3,000        3,075      .05
Vodafone Group PLC 7.75% 2010                                          3,500        3,648      .06
                                                                                   24,514      .40

CONSUMER DURABLES & APPAREL - 0.34%
Hasbro, Inc. 7.95% 2003                                                3,000        2,580
Hasbro, Inc. 8.50% 2006                                                5,000        3,950      .11
VF Corp. 8.50% 2010 (2)                                               13,750       14,335      .23
                                                                                   20,865      .34

RETAILING  - 0.32%
J.C. Penney Co., Inc. 7.05% 2005                                       4,500        2,790
J.C. Penney Co., Inc. 7.60% 2007                                       4,950        2,970
J.C. Penney Co., Inc. 7.95% 2017                                      11,000        5,665
J.C. Penney Co., Inc. 8.25% 2022                                       3,000        1,350      .21
May Department Stores Co. 9.875% 2021                                  6,500        6,876      .11
                                                                                   19,651      .32

INSURANCE  -  0.31%
Allstate Corp. 7.20% 2009                                              5,000        5,161
Allstate Corp. 6.75% 2018                                              6,850        6,347      .19
Royal & Sun Alliance Insurance                                         7,000        7,026      .12
  Group PLC 8.95% 2029                                                             18,534      .31


ENERGY  -  0.29%
Colonial Pipeline Co. 7.75% 2010 (2)                                   2,000        2,050      .04
Norcen Energy Resources Ltd. 7.375% 2006                               5,000        5,194      .09
OXYMAR 7.50% 2016 (2)                                                  6,000        4,463      .07
PDVSA Finance Ltd. 9.75% 2010                                          2,500        2,575      .04
Petrozuata Finance, Inc., Series B,                                    4,000        3,050      .05
 8.22% 2017 (2)                                                                    17,332      .29


REAL ESTATE  -  0.28%
EOP Operating LP 7.25% 2018                                            2,000        1,816      .03
ERP Operating LP 7.95% 2002                                            1,500        1,518      .02
ProLogis Trust 7.05% 2006                                              4,000        3,972      .07
Wharf International Finance Ltd.,                                     10,000        9,770      .16
 Series A, 7.625% 2007                                                             17,076      .28


AUTOMOBILES & COMPONENTS  -  0.24%
Cooper Tire & Rubber Co. 7.25% 2002                                    2,000        1,915      .03
Ford Motor Credit Co. 5.80% 2009                                       5,750        5,181      .09
TRW Inc. 7.125% 2009                                                   8,500        7,590      .12
                                                                                   14,686      .24

PHARMACEUTICALS & BIOTECHNOLOGY - 0.13%
Lilly Del Mar, Inc. 7.951% 2029 (2) (4)                                8,000        8,009      .13

CAPITAL GOODS  -  0.13%
Deere & Co. 8.95% 2019                                                 7,330        7,862      .13

COLLATERALIZED MORTGAGE OBLIGATIONS (6)-1.98%
Chase Commercial Mortgage Securities Corp.,                            3,000        3,149      .05
 pass through certificates, Series 1999-1,
 Class C, 7.625% 2009
Chase Commercial Mortgage Securities Corp.,                           24,150       24,256
 Series 1998-2, Class A-2, 6.39% 2030
Chase Commercial Mortgage Securities Corp.,                            2,500        2,318      .44
 Series 1998-2, Class E, 6.39% 2030
DLJ Mortgage Acceptance Corp., Series                                  6,000        6,120      .10
 1995-CF2, Class A1B, 6.85% 2027 (2)
DLJ Mortgage Acceptance Corp., Series                                  6,000        6,236      .10
 1996-CF2, Class A1B, 7.29% 2021 (2)
GMAC Commercial Mortgage Securities, Inc.,                             1,530        1,540      .02
 Series 1997-C1, Class A1, 6.83% 2003
GS Mortgage Securities Corp.                                          10,000        9,791      .16
 pass-through certificates, Series II,
 1998-C1, Class D, 7.242% 2030 (4)
J.P. Morgan Commercial Mortgage Finance                                2,440        2,507      .04
 Corp., Series 1996-C3, Class A-1, 7.33% 2028
L.A. Arena Funding, LLC, Series 1, Class A,                            6,500        6,568      .11
 7.656% 2026 (2)
Merrill Lynch Mortgage Investors, Inc.,                               13,500       13,883      .23
 Series 1995-C3, Class A-3, 7.071% 2025 (4)
Merrill Lynch Mortgage Investors, Inc., pass-                          6,750        7,193      .12
 through certificates, Series 1999-C1,
 Class A-2, 7.56% 2031
Nomura Asset Securities Corp., Series                                 11,862       11,925      .20
  1998-D6, Class A-A1, 6.28% 2030
Norwest Asset Securities Corp., Series                                11,114       10,965      .18
 1998-31, Class A-1, 6.25% 2014
PNC Mortgage Securities Corp., Series                                  5,856        5,545      .09
  1998-10, Class 1-B1, 6.50% 2028 (2)
Structured Asset Securities Corp., Series                              8,127        8,576      .14
 1998-RF2, Class A, 8.535% 2027 (2)(4)                                            120,572     1.98


ASSET BACKED OBLIGATIONS  (6) - 1.00%
Airplanes Pass Through Trust, pass-through                            12,781       12,514      .20
 certificates, Series 1, Class C, 8.15% 2019
FIRSTPLUS Home Loan Owner Trust, Series                               10,134       10,133      .17
 1997-1, Class A-6, 6.95% 2015
Grupo Financiero Banamex Accival, SA de CV 0%                          1,677        1,541      .02
 2002 (2)
H.S. Receivables Corp., Series 1999-1,                                 6,094        6,155      .10
 Class A, 8.13% 2004 (2)
MBNA Master Credit Card Trust, Series 1998-E,                          2,500        2,454      .04
 Class C, 6.60% 2010 (2)
Pegasus Aviation Lease Securitization,                                 5,500        5,818      .10
 Series 2000-1, Class A2, 8.37% 2030 (2)
PP&L Transition Bond Co. LLC, Series 1999-1,                           7,000        7,260      .12
 Class A-7, 7.05% 2009
Providian Master Trust, Series 2000-1,                                 6,000        6,010      .10
 Class C, 7.86% 2009 (2) (4)
Puerto Rico Public Financing Corp.,                                    9,181        9,080      .15
 Series 1999-1, Class A, 6.15% 2008
                                                                                   60,965     1.00
Total Corporate Bonds & Notes                                                     780,413    12.83


U.S. TREASURY & AGENCY
FEDERAL AGENCY OBLIGATIONS: MORTGAGE
  PASS-THROUGHS (6) - 6.85%
Fannie Mae 6.00%-12.00% 2008-2030                                     73,316       73,991     1.22
Freddie Mac 7.00%-10.00% 2008-2024                                    10,683       11,036      .18
Government National Mortgage Assn.                                   325,895      331,567     5.45
 6.00%-10.50% 2009-2030                                                           416,594     6.85


FEDERAL AGENCY OBLIGATIONS: OTHER - 0.13%
Fannie Mae, Medium Term Note, 6.75% 2028                               5,000        4,677      .08
Freddie Mac 5.75% 2010                                            EURO3,000         2,893      .05
                                                                                    7,570      .13

U.S. TREASURY OBLIGATIONS - 10.92%
6.375% September 2001                                               $ 87,000       87,435     1.44
6.125% December 2001                                                  50,000       50,281      .83
14.25% February 2002                                                   2,000        2,187      .03
6.50% May 2002                                                        85,000       86,275     1.42
3.625% July 2002  (7)                                                131,789      130,516     2.15
10.75% February 2003                                                   7,300        8,093      .13
5.50% March 2003                                                      20,000       20,150      .33
10.75% May 2003                                                        5,000        5,603      .09
3.375% January 2007  (7)                                              25,260       24,782      .41
3.625% January 2008  (7)                                              54,912       53,447      .88
5.50% May 2009                                                        34,750       35,445      .58
10.375% November 2009                                                 15,000       17,580      .29
10.00% May 2010                                                        4,500        5,306      .09
10.375% November 2012                                                 10,000       12,856      .21
7.25% May 2016                                                        30,000       35,288      .58
8.875% August 2017                                                    65,175       88,587     1.46
                                                                                  663,831    10.92
Total U.S. Treasury & Agency                                                    1,087,995    17.90
Total Corporate Bonds & Notes and U.S.                                          1,868,408    30.73
 Treasury & Agency (cost: $1,849,710,000)


                                                                  Principal       Market  Percent
                                                                     Amount        Value   of Net
SHORT-TERM SECURITIES                                                  (000)        (000)  Assets
CORPORATE SHORT-TERM NOTES - 8.56%
AIG Funding, Inc. 6.49%-6.50% due                                     45,000       44,848      .74
 1/17-1/22/2001
E.I. du Pont de Nemours and Co. 6.50%                                 23,800       23,766      .39
 due 1/8/2001
Ford Motor Credit Co. 6.43%-6.47%                                     50,000       49,615      .82
 due 2/9-2/15/2001
General Electric Capital Corp. 6.43%                                  31,500       31,247      .51
 due 2/14/2001
Gillette Co. 6.50%-6.52% due 1/10/2001 (2)                            41,400       41,325      .68
Kimberly-Clark Corp. 6.42% due 2/16/2001 (2)                          50,000       49,580      .81
Merck & Co., Inc. 6.54% due 1/19/2001                                 30,500       30,395      .50
Motiva Enterprises LLC 6.40% due 1/2/2001                             42,000       41,970      .69
Park Avenue Receivables Corp. 6.48%-6.62%                             50,000       49,782      .82
 due 1/11-2/6/2001 (2)
Pitney Bowes Credit Corp. 6.51% due 1/12/2001                         15,000       14,967      .24
Preferred Receivables Funding Corp.                                   45,500       45,143      .74
 6.46%-6.47% due 2/12-2/13/2001 (2)
SBC Communications Inc. 6.47%-6.50%                                   50,000       49,644      .82
 due 2/7-2/12/2001 (2)
USAA Capital Corp. 6.40%-6.50%                                        48,700       48,470      .80
 due 1/9-2/5/2001                                                                 520,752     8.56

FEDERAL AGENCY SHORT-TERM OBLIGATIONS-1.06%
Federal Home Loan Banks 6.23%-6.43%                                   64,700       64,311     1.06
 due 1/3-3/14/2001

Total Short-Term Securities
   (cost: $585,062,000)                                                           585,063     9.62
Total Investment Securities
   (cost:$5,565,655,000)                                                        6,087,223   100.11
Excess of payables over cash and receivables                                        6,804      .11
Net Assets                                                                     $6,080,419   100.00


(1) Non-income-producing security.
(2) Purchased in a private placement trans-action; resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Directors.
(4) Coupon rate may change periodically.
(5) Step bond; coupon rate will increase at a later date.
(6) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
    Therefore, the effective maturities are
    shorter than the stated maturities.
(7) Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts

See Notes to Financial Statements


Equity securities added to the portfolio since June 30, 2000

BMC Software
CenturyTel
Chase Manhattan
Consolidated Edison
Dow Chemical
Fannie Mae
Freddie Mac
Lowe's Companies
Pitney Bowes
ServiceMaster
"Shell" Transport and Trading
TJX Companies
Walgreen




Equity securities eliminated from the portfolio since June 30, 2000

BancWest
Chevron
CP&L Energy
Dallas Semiconductor
Dana
Enhance Financial Services Group
FleetBoston Financial
FPL Group
Hercules
Imperial Tobacco
Kerr-McGee
Koninklijke PTT Nederland
Mallinckrodt
Nabisco Group Holdings
Pharmacia
R.J. Reynolds Tobacco Holdings
USX-U.S. Steel Group
Xerox


American Balanced Fund
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at December 31,2000                                                       (dollars in       thousands)
Assets:
Investment securities at market
 (cost: $5,565,655)                                                                         $6,087,223
Cash                                                                                               846
Receivables for--
 Sales of investments                                                         $66,069
 Sales of fund's shares                                                        17,845
 Dividends and accrued interest                                                31,873          115,787
                                                                                             6,203,856
Liabilities:
Payables for--
 Purchases of investments                                                      91,543
 Repurchases of fund's shares                                                  28,029
 Management services                                                            1,445
 Other expenses                                                                 2,420          123,437
Net Assets at December 31, 2000--                                                           $6,080,419
 Total authorized capital stock--1,500,000,000 shares

Class A shares, $.001 par value:
 Net Assets                                                                                 $6,042,064
 Shares outstanding                                                                        390,454,330
 Net asset value per share                                                                      $15.47
Class B shares, $.001 par value:
 Net Assets                                                                                  $  38,355
 Shares outstanding                                                                         $2,481,720
 Net asset value per share                                                                      $15.46


STATEMENT OF OPERATIONS
for the year ended December 31,2000                                       (dollars in       thousands)
Investment Income:
Income:
 Dividends                                                                    $99,633
 Interest                                                                    $162,489         $262,122

Expenses:
 Management services fee                                                       16,465
 Distribution expenses - Class A                                               14,129
 Distribution expenses - Class B                                                  117
 Transfer agent fee - Class A                                                   6,969
 Transfer agent fee - Class B                                                      15
 Reports to shareholders                                                          177
 Registration statement and prospectus                                            320
 Postage, stationery and supplies                                                 794
 Directors' fees                                                                  136
 Auditing and legal fees                                                           65
 Custodian fee                                                                    135
 Taxes other than federal income tax                                                2
 Other expenses                                                                    56           39,380
 Net investment income                                                                         222,742
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                              283,175
Net unrealized appreciation
 on investments                                                                                326,358
 Net realized gain and unrealized
  appreciation on investments                                                                  609,533
Net Increase in Net Assets Resulting
 from Operations                                                                              $832,275





STATEMENT OF CHANGES IN NET ASSETS                                        (dollars in       thousands)

                                                                                Year             ended
                                                                             December              31,
                                                                                  2000             1999
Operations:
Net investment income                                                        $222,742         $218,853
Net realized gain on investments                                              283,175          506,275
Net unrealized appreciation
 (depreciation) on investments                                                326,358         (525,013)
 Net increase in net assets
  resulting from operations                                                   832,275          200,115
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                    (215,118)        (213,797)
  Class B                                                                        (390)               -
Distributions from net realized gain on investments:
  Class A                                                                    (215,563)        (498,598)
  Class B                                                                      (1,181)               -
Total dividends and distributions                                            (432,252)        (712,395)

Capital Share Transactions:
 Proceeds from shares sold                                                  1,236,617        1,566,708
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                           410,463          680,634
 Cost of shares repurchased                                                (1,948,133)      (1,635,010)
 Net (decrease) increase in net assets resulting from                        (301,053)         612,332
  capital share transactions
Total Increase in Net Assets                                                   98,970          100,052

Net Assets:
Beginning of year                                                           5,981,449        5,881,397
End of year (including
 undistributed net investment
 income: $42,452 and $35,458
 respectively)                                                             $6,080,419       $5,981,449

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities.

The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares after eight years. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, certain transfer agent fees and any other applicable class-specific expenses are accrued daily and charged to the respective share class.


2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of December 31, 2000, net unrealized appreciation on investments for federal income tax purposes aggregated $521,526,000; $796,157,000 related to appreciated securities and $274,631,000 related to depreciated securities. During the year ended December 31, 2000, the fund realized, on a tax basis, a net capital gain of $283,855,000 on securities transactions. Net losses related to non-U.S. currency transactions of $240,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $5,565,697,000 at December 31, 2000.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $16,465,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                           NET ASSET LEVEL            (IN BILLIONS)

RATE                       IN EXCESS OF               UP TO

0.420%                     $ 0                        $ 0.5

0.324                      0.5                        1.0

0.300                      1.0                        1.5

0.282                      1.5                        2.5

0.270                      2.5                        4.0

0.262                      4.0                        6.5

0.255                      6.5                        10.5

0.250                      10.5


DISTRIBUTION EXPENSES - American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,745,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended December 31, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For year ended December 31, 2000, aggregate distribution expenses were $14,129,000, or 0.25% of net assets attributable to Class A shares. As of December 31, 2000, unreimbursed expenses which remain subject to reimbursement totaled $5,677,000.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended December 31, 2000, aggregate distribution expenses were $117,000, or 1.00% of net assets attributable to Class B shares.

As of December 31, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $1,139,000 and $28,000, respectively.

TRANSFER AGENT FEE - A fee of $6,984,000 was incurred during the year ended December 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $578,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,656,179,000 and $3,199,870,000, respectively, during the year ended December 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended December 31, 2000, the custodian fee of $135,000 includes $45,000 that was paid by these credits rather than in cash.

The fund reclassified $240,000 and $51,341,000 from net investment income and undistributed net realized gains, respectively, to additional paid-in capital for the year ended December 31, 2000, as a result of permanent differences between book and tax.

Net assets consisted of the following:

                                                             dollars in thousands
Capital paid in on shares of capital stock                             $5,501,066
Undistributed net investment income                                        42,452
Accumulated net realized gain                                              15,331
Net unrealized appreciation                                               521,570
Net assets                                                             $6,080,419


Capital share transactions in the fund were as follows:

                                                                 Year ended      December 31, 2000

                                                               Amount (000)                Shares
Class A Shares:
  Sold                                                           $1,200,243            82,263,334
  Reinvestment of dividends and distributions                       408,946            28,054,561
  Repurchased                                                    (1,947,161)         (134,793,441)
   Net (decrease) increase in Class A                              (337,972)          (24,475,546)
Class B Shares:*
  Sold                                                               36,374             2,443,624
  Reinvestment of dividends and distributions                         1,517               102,771
  Repurchased                                                          (972)              (64,675)
   Net increase in Class B                                           36,919             2,481,720
Total net (decrease) increase in fund                            $ (301,053)          (21,993,826)


                                                                Year ended       December 31, 1999

                                                               Amount (000)                Shares
Class A Shares:
  Sold                                                           $1,566,708            98,494,695
  Reinvestment of dividends and distributions                       680,634            46,488,744
  Repurchased                                                    (1,635,010)         (103,300,568)
   Net (decrease) increase in Class A                               612,332            41,682,871
Class B Shares:*
  Sold                                                                    -                     -
  Reinvestment of dividends and distributions                             -                     -
  Repurchased                                                             -                     -
   Net increase in Class B                                                -                     -
Total net (decrease) increase in fund                            $  612,332            41,682,871

* Class B shares were not offered
  before March 15, 2000.


PER-SHARE DATA AND RATIOS (1)
                                                                                   Net
                                        Net asset                         gains(losses)
                                            value,             Net        on securities   Total from
Year ended                               beginning       investment      (both realized    investment
December 31                                of year           income     and unrealized)    operations
Class A:
2000                                         $14.42        $.57 /2/           $1.62 /2/          $2.19
1999                                          15.76              .56               (.04)          0.52
1998                                          15.68              .56                1.13          1.69
1997                                          14.55              .58                2.41          2.99
1996                                          14.15              .57                1.24          1.81
Class B:
2000                                          13.65         .33 /2/            2.41 /2/           2.74




                                         Dividends
                                        (from net     Distributions                        Net asset
Year ended                              investment    (from capital               Total    value, end
December 31                                income)           gains)       distributions       of year
Class A:
2000                                         $(.56)           $(.58)             $(1.14)        $15.47
1999                                          (.56)           (1.30)              (1.86)         14.42
1998                                          (.56)           (1.05)              (1.61)         15.76
1997                                          (.56)           (1.30)              (1.86)         15.68
1996                                          (.56)            (.85)              (1.41)         14.55
Class B:
2000                                          (.35)            (.58)               (.93)         15.46




                                                                              Ratio of      Ratio of
                                                        Net assets,            expenses    net income
Year ended                                  Total       end of year          to average    to average
December 31                                 return    (in millions)          net assets    net assets
Class A:
2000                                         15.86%          $6,042                0.69%         3.93%
1999                                           3.47            5,981                0.66          3.59
1998                                          11.13            5,881                0.63          3.57
1997                                          21.04            5,036                0.65          3.74
1996                                          13.17            3,941                0.67          4.01
Class B:
2000                                          20.52               38           1.44 /3/      3.02 /3/





                                         Portfolio
Year ended                                turnover
December 31                                   rate
Class A:
2000                                    51.31% /4/
1999                                          48.47
1998                                          54.05
1997                                          44.01
1996                                          43.85
Class B:
2000                                     51.31 /4/


/1/ The years 1996 through 2000 represent, for Class A shares, fiscal years ended December 31. The period ended 2000 represents, for Class B shares, the 291-day period ended December 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
/2/ Based on average shares outstanding.
/3/ Annualized.
/4/ Represents portfolio turnover rate (equivalent for all share classes) for the year ended December 31, 2000.


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "fund"), including the investment portfolio, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through December 31, 2000, for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through December 31, 2000, for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 31, 2001



AMERICAN BALANCED FUND, INC.
TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2000, the fund paid a long-term capital gain distribution of $216,744,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 39% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 15% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED JANUARY 2001 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



The American Funds Group/R/

AMERICAN BALANCED FUND
BOARD OF DIRECTORS

ROBERT A. FOX, Palo Alto, California
Managing General Partner, Fox Investments LP;
former President and Chief Executive Officer,
Foster Farms Inc.

PAUL G. HAAGA, JR., Los Angeles, California
President of the fund
Executive Vice President and Director,
Capital Research and Management Company

ROBERTA L. HAZARD, McLean, Virginia
Consultant; Rear Admiral, U.S. Navy (retired)

LEONADE D. JONES, Burlingame, California
Co-founder and adviser, VentureThink, LLC and Versura Inc.; former Treasurer,
The Washington Post Company

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

ROBERT G. O'DONNELL, San Francisco, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

JAMES K. PETERSON, Tucson, Arizona
Managing Director, Oak Glen Consultancy, LLC;
former Director of Investment Management,
IBM Retirement Fund, IBM Corporation

JAMES W. RATZLAFF, San Francisco, California
Retired Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS, Claremont, California
President, Keck Graduate Institute
of Applied Life Sciences

PATRICIA K. WOOLF, Ph.D., Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular Biology,
Princeton University

WALTER P. STERN, Chairman of the Board of the fund since 1994, has retired from the board.


OTHER OFFICERS

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

HILDA L. APPLBAUM, San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

J. DALE HARVEY, Los Angeles, California
Vice President of the fund
Vice President and Director, Capital Research Company

ERIC S. RICHTER, Washington, D.C.
Vice President of the fund
Senior Vice President, Capital Research Company

JOHN H. SMET, Los Angeles, California
Vice President of the fund
Senior Vice President, Capital Research
and Management Company

PATRICK F. QUAN, San Francisco, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

DAYNA YAMABE, Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company


OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
AMERICAN FUNDS SERVICE COMPANY
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
THE CHASE MANHATTAN BANK
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
PAUL, HASTINGS, JANOFSKY & WALKER LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
AMERICAN FUNDS DISTRIBUTORS, INC.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of American Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Printed on recycled paper
Litho in USA AGD/INS/4954
Lit. No. AMBAL-011-0201